abrdn Funds: Summary Prospectus
abrdn Emerging Markets Fund
February 28, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at https://www.abrdn.com/en-us/us/investor/fund-centre#literature. You can also get this information at no cost by e-mailing a request to Investor.Services.US@abrdn.com, calling (866) 667-9231 or asking your financial advisor. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2023, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report, dated October 31, 2022, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A – GEGAX ■ Class C – GEGCX ■ Class R – GEMRX ■ Institutional Class – ABEMX ■ Institutional Service Class – AEMSX

Objective

The abrdn Emerging Markets Fund (the “Emerging Markets Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Emerging Markets Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 160 and 216 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 115 and 116 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Fund Summary -  abrdn Emerging Markets Fund   1

Fund Summary - abrdn Emerging Markets Fund

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	1.00% (2)	None	None	None
Small Account Fee(3)	$20	$20	None	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.48%	0.31%	0.38%	0.32%	0.38%
Total Annual Fund Operating Expenses	1.63%	2.21%	1.78%	1.22%	1.28%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.03%	0.11%	0.03%	0.12%	0.03%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.60%	2.10%	1.75%	1.10%	1.25%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(3)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.10% for all classes of the Fund. This contractual limitation may not be terminated before February 29, 2024 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Emerging Markets Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,057	$1,408	$2,394
Class C Shares	$313	$681	$1,175	$2,536
Class R Shares	$178	$557	$962	$2,092
Institutional Class Shares	$112	$375	$659	$1,467
Institutional Service Class Shares	$127	$403	$699	$1,543

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$213	$681	$1,175	$2,536

Portfolio Turnover

The Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.82% of the average value of its portfolio.

2   Fund Summary - abrdn Emerging Markets Fund

Fund Summary - abrdn Emerging Markets Fund

Principal Strategies

The Emerging Markets Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. An emerging market country is any country determined by the Adviser or Sub-adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, the United Kingdom, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of, or has its principal office in an emerging market country;

●	the company has its principal securities trading market in an emerging market country; and/or

●	the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to Mainland China equity and equity-related securities including through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect program or by any other available means. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the financials  and information technology sectors.

In seeking to achieve the Fund’s investment objective, the Adviser and Sub-advisers invest in quality companies and are an active, engaged owners. The Adviser and Sub-advisers evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material  environmental, social and governance (“ESG”) factors impacting a company. The Adviser and Sub-advisers seek to understand what is changing in companies, industries and markets but is not being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence, the Adviser and Sub-advisers seek to identify companies whose quality is not yet fully recognized by the market.

Principal Risks

The Emerging Markets Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first six risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Management Risk – The Fund is subject to the risk that the Adviser or Sub-advisers may make poor security selections. The Adviser or Sub-advisers and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-advisers may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Emerging Markets Risk – A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Fund Summary -  abrdn Emerging Markets Fund   3

Fund Summary - abrdn Emerging Markets Fund

China Risk. Significant exposure to China and Hong Kong securities subjects the Fund to additional risks, and may make it significantly more volatile than more geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

4   Fund Summary - abrdn Emerging Markets Fund

Fund Summary - abrdn Emerging Markets Fund

Performance

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Fund. The bar chart shows how the Fund’s annual total returns for the Institutional Class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets Index (Net Daily Total Return), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

Class A, Class C and Class R returns prior to the commencement of operations of Class A, Class C and Class R (inception date: May 21, 2012) are based on the previous performance of the Fund’s Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 25.95%  - 4th quarter 2020

Lowest Return: -26.14%  - 1st quarter 2020

After-tax returns are shown in the following table for the Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Fund Summary -  abrdn Emerging Markets Fund   5

Fund Summary - abrdn Emerging Markets Fund

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-30.79%	-3.25%	-0.56%
Class C shares – Before Taxes	-27.65%	-2.61%	-0.54%
Class R shares – Before Taxes	-26.69%	-2.27%	-0.21%
Institutional Class shares – Before Taxes	-26.24%	-1.63%	0.45%
Institutional Class shares – After Taxes on Distributions	-26.78%	-2.66%	-0.46%
Institutional Class shares – After Taxes on Distributions and Sales of Shares(1)	-15.53%	-1.33%	0.15%
Institutional Service Class shares – Before Taxes	-26.29%	-1.75%	0.29%
MSCI Emerging Markets Index (Net Daily Total Return) (reflects no deduction for fees or expenses)	-20.09%	-1.40%	1.44%
(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.

Investment Adviser

abrdn Inc. (the “Adviser”) serves as the Emerging Markets Fund’s investment adviser and abrdn Asia Limited (“AAL”)  and abrdn Investments Limited (“AIL”)  serve as the Fund’s sub-advisers.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Kristy Fong, CFA®	Senior Investment Director	Inception *
Joanne Irvine	Deputy Head of Global Emerging Markets	Inception *
Devan Kaloo	Global Head of Public Markets	Inception *
Nick Robinson, CFA®	Senior Investment Director	2023

*	Includes Predecessor Fund (inception date: May 11, 2007)

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

6   Fund Summary - abrdn Emerging Markets Fund

Fund Summary - abrdn Emerging Markets Fund

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary -  abrdn Emerging Markets Fund   7